Other Current Assets, Net	12 Months Ended
Dec. 31, 2024
Other Current Assets, Net [Abstract]
OTHER CURRENT ASSETS, NET
5.	OTHER CURRENT ASSETS, NET

Other current assets, net, consist of the following:

	As of December 31,			As of December 31,
	2023			2024
	Gross	Allowance	Net	Gross	Allowance	Net

Receivable from third party (i)	$33,147	$(27,464)	$5,683	$31,849	$(26,460)	$5,389
Receivable from AM Advertising and its subsidiaries (ii)	21,218	(7,669)	13,549	20,638	(7,460)	13,178
Input VAT receivable	2,493	—	2,493	—	—	—
Other prepaid expenses	3,710	(1,338)	2,372	3,605	(1,445)	2,160
Short-term deposits	257	—	257	243	—	243
Prepaid selling and marketing fees	518	(354)	164	459	(344)	115
Receivable from non-controlling shareholders	669	(521)	148	651	(507)	144
Prepaid individual income tax and other employee advances	389	(116)	273	378	(113)	265
Others	50	—	50	48	—	48
Receivable from disposal of subsidiaries (iii)	—	—	—	4,096	—	4,096
Total	$62,451	$(37,462)	$24,989	$61,967	$(36,329)	$25,638
(i)	Receivable from third party mainly represented the concession fee deposits of Guangzhou Meizheng for the ceased operations in providing Wi-Fi services on trains that is expected to be refunded within one year and the refund receivable of concession fee from an airline company. As of December 31, 2023 and 2024, the management conducted a review on the outstanding balance and recorded bad debt provision on other current assets for which the collectability is assessed to be remote. It also consisted of loans to third parties are in order to secure them to provide advertising services at prime locations to the Group. As of December 31, 2023 and 2024, the Group had balance of various loan agreements with third parties with aggregate amount of $5,891 and $5,730, respectively with the terms of one year. The interest rates were around 5% without any assets pledged for the years ended December 31, 2023 and 2024, respectively. As of December 31, 2023 and 2024, the bad debt allowance for loan to third parties amounted to $5,891 and $5,730, respectively.

(ii)	Receivable from AM Advertising and its subsidiaries balance amounted to $21,218 and $20,638 as of December 31, 2023 and 2024, respectively. As of December 31, 2023 and 2024, $7,669 and $7,460 of allowance for credit losses were made for the receivable balance, respectively. See Note 19 (b) for further discussion of AM Advertising.

(iii)	On August 31, 2024, the Company resolved to dispose One World, Global Travel and its subsidiaries to a third party (the ‘Transferee”) for exchange of $1 due to loss of control. For the internal transactions between the Company and its subsidiaries in the amount of $4,096, the Transferee shall pay to the Company the total sum of $4,096, or its equivalent in any for (including cash, funds, or goods). The Company received the full repayment of 4,096,433 USDT from the Transferee in April 2025.

Movement of allowance for credit losses of other current assets is as follows:

	For the years ended December 31,
	2022	2023	2024
Beginning of year	$34,846	$31,571	$37,462
Addition	—	6,788	—
Reverse	(647)	—	—
Exchange rate adjustment	(2,628)	(897)	(1,133)
End of year	$31,571	$37,462	$36,329